UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 18, 2007
Date of report (Date of earliest event reported)
PIPER JAFFRAY COMPANIES
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-31720	30-0168701

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 800
Minneapolis, Minnesota		55402

(Address of Principal Executive Offices)		(Zip Code)

(612) 303-6000

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On July 18, 2007, Piper Jaffray Companies (the “Company”) reported its financial results for its second fiscal quarter ended June 30, 2007. See the Company’s press release dated July 18, 2007, which is furnished as Exhibit 99 hereto.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibit
           99 Press Release dated July 18, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES
Date: July 18, 2007	By /s/ Thomas P. Schnettler
Thomas P. Schnettler
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing
99	Press Release dated July 18, 2007	Filed Electronically